FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Fifth Amended and Restated Credit Agreement (this “Amendment”) is dated as of September 14, 2017 and is entered into between Education Realty Operating Partnership, LP (“Borrower”), the Lenders, and KeyBank, National Association, as Administrative Agent on behalf of itself and the Lenders.
WHEREAS the Borrower, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement dated as of November 19, 2014, (the “Credit Agreement”), whereby the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Lenders have agreed to so amend the terms and conditions of the Credit Agreement as set forth herein;
NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Incorporation of Terms and Conditions of Credit Agreement. Except as amended hereby, all of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. Except as amended hereby, all capitalized terms used (including in the preamble hereto) but not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.
2.    Representations and Warranties. Each Credit Party hereby represents and warrants that, as of the Amendment Effective Date, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document and (ii) all representations and warranties of such Credit Party set forth in the Credit Agreement or in any other Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which event they were true and correct as of such earlier date.
3.    Ratification of Loan Documents and Guaranties. The Credit Agreement, as hereby amended, and each other Loan Document, is hereby ratified, confirmed and re-affirmed in all respects and shall continue in full force and effect. Guarantor hereby acknowledges, confirms and agrees that its “Obligations” as a Guarantor under, and as defined in, the applicable Guaranty to which it is a party include, without limitation, all Obligations of the Credit Parties at any time and from time to time outstanding under the Credit Agreement, as amended hereby, and each other Loan Document.
4.    Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof, Article 1 of the Credit Agreement is hereby amended as follows

(a)	by deleting and replacing the same as follows:

(i)	the definition of “Defaulting Lender” is hereby amended by inserting the following in its proper numerical order:

“or (iv) become the subject of a Bail-In Action;”

(ii)	the definition of “Eligible Off Campus Ground Lease” is hereby deleted in its entirety and shall be replaced by the following:
“Eligible Off Campus Ground Lease” shall mean a lease with respect to Real Property (or a portion thereof) not owned by a university, college or other educational entity entered into by Borrower or a Subsidiary (x) meeting the following requirements: (a) a remaining term (including renewal options exercisable at lessee’s sole option) of at least thirty (30) years, (b) may be transferred and/or assigned by lessee without landlord’s consent (or as to which the lease provides that (i) such lease may be transferred and/or assigned with the consent of the landlord and (ii) such consent shall not be unreasonably withheld or delayed) or subject to certain reasonable pre-defined requirements and (c) the Administrative Agent has determined that the lease is financeable in that it contains customary lender protection provisions and provides or allows for, without further consent from the landlord, (i) notice and right to cure to lessee’s lender, (ii) a pledge and mortgage of the leasehold interest, (iii) recognition of a foreclosure of the leasehold interest including no prohibition on entering into a new lease with the lender, and (iv) no right of landlord to terminate the lease without consent of lessee’s lender or (y) which is otherwise acceptable to the Administrative Agent in its reasonable discretion, such acceptance not to be unreasonably withheld, conditioned or delayed.

(iii)	the definition of “Financial Officer” is hereby deleted in its entirety and shall be replaced by the following:
“Financial Officer” means the chief financial officer, the chief accounting officer, senior vice president of capital markets, or treasurer of the Borrower, or such other officer of the Borrower reasonably acceptable to Administrative Agent.

(iv)	the definition of “Permitted Encumbrances” is hereby amended as by inserting the following additional subsection (g) in its appropriate alphabetical order:
“and (g) Liens in favor of the Borrower or a direct or indirect wholly-owned Lending Subsidiary of the Borrower securing JV Related Intercompany Debt;”

(v)	the definition of “Permitted Investments” is hereby amended by inserting the following additional subsection (f) in its proper alphabetical order:

“and (f) Intercompany Debt.”

(vi)	the definition of “Term Facility” is hereby deleted in its entirety and shall be replaced by the following:
“Term Facility” means that certain Second Amended and Restated Credit Agreement dated January 18, 2017 entered into between PNC Bank, National Association, as administrative agent, the various lenders party thereto, and the Borrower, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated September 14, 2017, as may be further amended from time to time.

(b)	by inserting the following new definitions in appropriate alphabetical order:
“Amendment Effective Date” means September 14, 2017.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Intercompany Debt” means indebtedness for borrowed money of any Subsidiary owed to the Guarantor or any other Lending Subsidiary that is eliminated in connection with the preparation of the consolidated financial statements of the Guarantor in accordance with GAAP.
“JV Related Intercompany Debt” means any Intercompany Debt that is issued by a Property Subsidiary that is a joint venture (herein, a “JV Property Subsidiary”), one of the equity owners in which is the Borrower or one of its direct or indirect wholly-owned Lending Subsidiaries, which Intercompany Debt is evidenced by a physical note or notes, which note or notes shall be free and clear of any Lien, and held by the Borrower and/or one of its direct or indirect wholly-owned Lending Subsidiaries. For the avoidance of doubt, at any time after the Borrower and/or any of its direct or indirect wholly-owned Subsidiaries acquire all of the equity interests in a JV Property Subsidiary, the Intercompany Debt, if any, of such JV Property Subsidiary shall no longer be treated as JV Related Intercompany Debt.
“Lending Subsidiary” means each Subsidiary of the Borrower that (i) holds a Lien on any Real Property which is owed by a Property Subsidiary and (ii) which Subsidiary is not an obligor on any Indebtedness.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)	Section 3.05(b) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“(b) RESERVED.”

(d)	Section 3.09 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
“No Credit Party is an EEA Financial Institution.”

(e)	Article IX of the Credit Agreement is hereby amended by inserting an additional Section 9.15 in its appropriate numerical order:
“SECTION 9.15 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”
5.    Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been satisfied to the satisfaction of, or waived in accordance with Section 9.02 of the Credit Agreement by, the Administrative Agent and the Lenders:

(a)	This Amendment shall have been duly executed and delivered by the Borrower, the Guarantor, and the Lenders. The Administrative Agent shall have received a fully executed original or .pdf copy hereof.

(b)
The Administrative Agent shall have received a copy of all organization consents and resolutions on the part of each Credit Party necessary for the valid execution, delivery and performance by such Credit Party of this Amendment.

(c)
The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(d)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
6.    Loan Document. This Amendment shall constitute a Loan Document for all purposes.

7.    Binding Effect. The terms and provisions hereof shall be binding upon the parties hereto and their successors and assigns and shall inure to the benefit of the Administrative Agent and each Lender and their respective successors and assigns.
8.    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and which together shall constitute but one and the same instrument. The delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission shall be as effective as delivery of a manually executed counterpart.
9.    Severability. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
10.    Headings. The headings at various places in this Amendment are intended for convenience only and shall not affect the interpretation of this Amendment.
11.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.
BORROWER:

EDUCATION REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By: EDUCATION REALTY OP GP, INC., a Delaware corporation, its General Partner

By: /s/ J. Drew Koester
Name: J. Drew Koester
Title: Senior Vice President

GUARANTOR:
EDUCATION REALTY TRUST, INC. By: /s/ J. Drew Koester Name: J. Drew Koester Title: Senior Vice President

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, By: /s/ Jessica Lauerhass Name: Jessica Lauerhass Title: Assistant Vice President

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

REGIONS BANK

By: /s/ T. Barrett Vawter
Name: T. Barrett Vawter
Title: Vice President Real Estate Corporate Banking

Address:
1900 5th Avenue North, 15th Floor
Birmingham, Alabama 35203
Attention: Terri Crowe
Telephone No.: (205) 581-7614
Telecopy No.: (205) 264-5456

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Eric W. Staton
Name: Eric W. Staton
Title: Vice President

Address:
3200 West End Avenue, Ste 507
Nashville, Tennessee 37203
Attention: Erica W. Staton
Telephone No.: (615) 783-2184
Telecopy No.: (877) 610-5710

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

ROYAL BANK OF CANADA

By: /s/ Rina Kansagra
Name: Rina Kansagra
Title: Authorized Signatory

Address:
Global Loans Administration, NY
Three World Financial Center
200 Vesey Street
New York, New York 10281-8098
Attention: Brian Gross
Telephone No.: (212) 266-4047
Telecopy No.: (212) 428-6460

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

BANK OF AMERICA, N.A.

By: /s/ Asad A. Rafiq
Name: Asad A. Rafiq
Title: Vice President

Address:
135 S. LaSalle Street
Mail Code: IL4-135-06-11
Chicago, Illinois 60603
Attention: Asad A. Rafiq, Vice President
Telephone No.: (312) 828-4416
Telecopy No.: (312) 992-9767

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

Address:
1100 Abernathy Road, N.E., Suite 1250
Atlanta, GA 30328
Attention: Lori Y. Jensen, Vice President
Telephone No.: (770) 512-3118
Telecopy No.: (770) 512-3130

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION

By: /s/ Kevin Briske
Name: Kevin Briske
Title: Vice President

Address:
165 Madison Avenue, 1st Floor
Memphis, TN 38103
Attention: Kevin Briske, Vice President
Telephone No.: (901) 523-4105
Telecopy No.: (901) 523-4032

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

RENASANT BANK, successor by merger to METROPOLITAN BANK

By: /s/ Joelle Rogin
Name: Joelle Rogin
Title: Senior Vice President

Address:
1661 Aaron Brenner Drive, Suite 100
Memphis, TN 38120
Attention: Joelle Rogin, Senior Vice President
Telephone No.: (901) 969-8004
Telecopy No.: (901) 969-8100

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

FIFTH THIRD BANK, an Ohio banking corporation

By: /s/ Michael P. Perillo
Name: Michael P. Perillo
Title: Vice President

Address:
222 S. Riverside Plaza
Chicago, IL 60606
Attention: Michael P. Perillo, Vice President
Telephone No.: (312) 704-6829
Telecopy No.: (312) 704-7364

[Signature Page to First Amendment to Fifth A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By: /s/ Daniel Margolis
Name: Daniel Margolis
Title: Authorized Officer

Address:
10 S. Dearborn, 19th Floor
Chicago, IL 60603
Attention: Daniel Margolis, Authorized Officer
Telephone No.: (312) 325-6334
Telecopy No.: (312) 325-5174